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Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form SB-2 of our report dated February 18, 2003, relating to the financial statements of Ener1 Technologies, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.







                                                       KAUFMAN, ROSSIN & CO.


Miami, Florida
April 18, 2003


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